MODIFICATION AGREEMENT                 EXHIBIT 10.1



DATE:             December 1, 1995

PARTIES:          Borrower: CH MORTGAGE COMPANY,
                            a Colorado corporation formerly known as American Western Mortgage Company.

                  Bank:     BANK ONE, ARIZONA, NA,
                            a national banking association.


RECITALS:

         A. Bank has extended to Borrower credit ("Loan") in the principal amount of $25,000,000.00 pursuant to the Amended and Restated Mortgage
Warehousing Credit and Security Agreement, dated July 1, 1995 ("Credit Agreement"), and evidenced by the Replacement Revolving Line of Credit Promissory Note, dated July 1, 1995 ("Note"). The unpaid principal of the Loan as of the date hereof is $0.

         B. The Loan is secured by, among other things, the collateral described in the Credit Agreement (the agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the "Security Documents") (The Note, the Credit Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan are sometimes referred to individually and collectively as the "Loan Documents").

         D. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.       ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2.       MODIFICATION OF LOAN DOCUMENTS.

         2.1 The Loan Documents are modified, effective as of December 1, 1995, as follows:


              2.1.1 The definition of Floating Rate, as set forth in Section 1.1 of the Credit Agreement, is hereby deleted

              2.1.2 The "Maturity Date", as defined in Section 1.1 of the Credit Agreement, is hereby changed from December 1, 1995 to December 1, 1996.

              2.1.3 Section 2.4(d) of the Credit Agreement is hereby amended as follows:

                          (a) The  phrase  "Floating  Rate" is  deleted  and the
              phrase "Prime Rate" is substituted therefor.

                          (b) The following  sentences are hereby added thereto,
              immediately after the first sentence:

                    Interest at the Default Rate shall be computed on the basis of a 360 day year and accrue on a daily basis for the actual number of days elapsed. The Default Rate will change on each day that the Prime Rate changes.

              2.1.4 Section 2.4(e)(ii) of the Credit Agreement is hereby deleted.

              2.1.5 Section 2.4(e)(iii) of the Credit Agreement is hereby deleted.

              2.1.6 The following phrase is hereby added at the end of the last sentence of Paragraph 3.7 of the Credit Agreement: "except that Bank shall be responsible to pay the cost of shipping the Collateral Documents from Bank to an Approved Bailee pursuant to the terms of an Approved Bailee Agreement."

              2.1.7 Section A(3) of Exhibit A to the Credit Agreement is hereby modified by inserting the phrase "If required by Bank" at the beginning of each of the first two (2) sentences thereof.

              2.1.8 Exhibit B to the Credit Agreement is hereby amended in its entirety to mean that document attached hereto as Exhibit B.

         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.

         2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.  RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.  BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Bank:

         4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.  BORROWER COVENANTS.

Borrower covenants with Bank:

         5.1  Borrower  shall  execute,   deliver,  and  provide  to  Bank  such
additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

         5.3   Contemporaneously   with  the  execution  and  delivery  of  this
Agreement, Borrower has paid to Bank:

                  5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

                  5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys, processing, filing, and recording costs, expenses, and fees).

                  5.3.3 A Commitment Fee of one-eighth of one percent (.125%) per annum of the Commitment amount (i.e., $31,250.00).

6.       EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor(s) of the Loan, if any, has executed and delivered to Bank a Consent and Agreement of Guarantor(s), and (iv) if required by Bank, Borrower and any guarantor(s) have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement.

7.       INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION,
         OR WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.       BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.       CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.      COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.




                                     CH MORTGAGE COMPANY, a Colorado
                                     corporation formerly known as American
                                     Western Mortgage Company


                                     By:  /s/ Julie E. Collins
                                        ---------------------------------------
                                     Name:    Julie E. Collins
                                           ------------------------------------
                                     Title:   Vice President
                                            -----------------------------------
                                                          BORROWER



                                     BANK ONE, ARIZONA, NA,
                                     a national banking association



                                     By:  /s/ Rhonda R. Williams
                                         --------------------------------------
                                     Name:    Rhonda R. Williams
                                           ------------------------------------
                                     Title:   Assistant Vice President
                                           ------------------------------------
                                                          BANK